SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

----------------

FORM 8-K

----------------

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2006

EP GLOBAL COMMUNICATIONS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   Delaware                                 000-28223                            14-1818396

 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)     (IRS EMPLOYEE INCORPORATION OR ORGANIZATION)                                          IDENTIFICATION NO.)

C/O Exceptional Parent, 551 Main Street, Johnstown, PA  15901

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(814) 361-3860

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

===============================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 28, 2006, the Company entered into an agreement with the United States Army for a U.S. Army Research Project entitled Exceptional Family Training and Transitioning Program, focusing on education and training in the developmental and special health care needs arena.  The contract which is worth over $800,000 will be paid in installments and will be effective from December 1, 2006 through December 31, 2007.  Under the terms of the agreement, EP Global Communications Inc. will be working with the US Army Medical Corp (USA-Medical Corp) and their Exceptional Family Member Program (USA-EFMP) Program Coordinators and Families by providing a special U.S. Army edition of Exceptional Parent Magazine, developing and implementing a series of online CME and CEU accredited interactive TV quality seminars on a variety of disability specific topics and by providing selections from the Exceptional Parent Bookstore to be delivered to specified US Army installations and special needs families.

Upon commencement following a needs assessment meeting with representatives of the Department of Defense Exceptional Family Program, U.S. Army, USA Medical Corps and other interested parties, EP Global and USA-EFMP will construct and implement its mutually designated representatives to implement and distribute plan goals. Up to eight military installations with large hospital and rehabilitation facilities will be identified as the target Department of Defense (DoD) recipients of this information and these centers will be key sites for measuring the effectiveness of this research undertaking. Beginning in January 2007, EP Global will deliver up to 8,000 customized copies of its flagship publication, Exceptional Parent Magazine, monthly, to the designated military installations that include the DoDs major hospitals and/or combined rehabilitation facilities.

EP Global will also work with the USA-EFMP Program Coordinators, USA Medical Corps and Professional Medical Societies such as the AADMD in developing and executing up to six CME and CEU accredited online interactive TV-quality seminars to Exceptional Family Military Program families, Army Medical Staff and others in the area of developmental disabilities. The topics and focus of these seminars will be selected by the special needs assessment USA-EFMP delegates working in concert with EP Global Communications and its associated partners, the American Academy of Developmental Medicine and Dentistry and Vemics, Inc.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

10.1

           Cooperative Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EP GLOBAL COMMUNICATIONS, INC.

                                    By: /s/ Joseph M.  Valenzano, Jr

                                            --------------------------

                                            Joseph M. Valenzano, Jr.

                                            President, CEO

Dated: November 30, 2006